Foreign Exchange risk (Details Narrative)	12 Months Ended
Dec. 31, 2018
Foreign Exchange Risk Details Narrative Abstract
Description of functional currency exposures	Based on the Corporation’s foreign currency exposures, varying the above foreign exchange rates to reflect a 5% strengthening of the US dollar would have decreased the net loss for the year ended December 31, 2018 by approximately $35,000, assuming that all other variables remained constant.